SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

17.       SUBSEQUENT EVENTS

Acquisition of RE/MAX Holdings, Inc.

On April 26, 2026, the Company entered into a definitive agreement to acquire RE/MAX Holdings, Inc (“RE/MAX Holdings”), the parent company of RE/MAX, LLC. Under the terms of the agreement, which has been approved by the boards of directors of both companies, the parties will form a new holding company called Real REMAX Group.

The transaction values each RE/MAX Holdings share at $13.80 based on the Company’s closing price on April 24, 2026. Under the terms of the agreement, RE/MAX Holdings shareholders will have the right to elect to receive 5.15 shares of Real REMAX Group or $13.80 in cash, subject to proration such that the aggregate cash proceeds to RE/MAX Holdings shareholders in the transaction will be no less than $60 million and no greater than $80 million. Real shareholders will receive 1 share of Real REMAX Group for each share of the Company. Following the closing of the transaction, the Company’s shareholders are expected to own approximately 59% of the combined company, and RE/MAX Holdings shareholders are expected to own approximately 41% on a fully diluted basis, assuming the midpoint of available cash consideration to RE/MAX Holdings shareholders.

The transaction is expected to close in the second half of 2026, subject to customary closing conditions, regulatory approvals, and approval by each company’s shareholders.

During the three months ended March 31, 2026, $0.3 million of expenses were incurred in connection with the signing of this agreement. These expenses consist of professional services, consulting and legal fees and are presented within the Acquisition costs line item within operating expenses in the interim condensed consolidated statements of comprehensive loss.